Contingent liabilities	12 Months Ended
Jun. 30, 2025
Contingent liabilities
Contingent liabilities

OTHER DISCLOSURES

33	Contingent liabilities
33.1	Litigation

Sasol Oil (Pty) Ltd / SFT Energy (Pty) Ltd Claim

Sasol Oil entered into an agreement for the supply of various product grades with SFT Energy. The duration of the agreement was 6 months, from July 2023 to December 2023. Sasol Oil agreed to supply ULP95, ULP93, Diesel and Illuminating Paraffin to SFT Energy. However, the claim from SFT Energy is only in relation to the supply of Diesel. As part of the agreement, a particular volume of Diesel to be supplied by Sasol Oil was agreed with SFT Energy.

SFT Energy alleges that Sasol Oil breached the agreement in that for each month during the duration of the agreement, they placed Diesel orders and Sasol Oil reduced the volumes of supply without prior notice to them. In addition SFT Energy alleges that Sasol Oil failed to formally notify SFT Energy of the events which resulted in Sasol Oil’s inability to supply the Diesel as required in terms of the agreement.

Based on the alleged breach of the supply agreement SFT Energy is claiming damages of R1,2 billion (plus interest at the prescribed rate from date of the summons). The claims relate to amongst others, loss of sales and claims of loss of financial facilities by SFT Energy.

After receipt of the summons on 25 June 2025 Sasol Oil filed a notice of its intention to defend the claim. On 12 August 2025 a further summons was served on Sasol Oil in terms of which SFT Energy is claiming damages of R2,2 billion (plus interest from the date of summons). Sasol Oil instructed its attorneys to file a further notice of intention to defend this second matter. The Sasol Oil legal and business teams are evaluating the facts of the matter in order to comprehensively determine the defenses it has and which will serve as a basis for its responses to the claims in due course. It should be noted that the claims from SFT Energy are consequential/indirect in nature and the agreement has a limitation of liability clause which limits all claims in terms of the agreement only to direct damages.

33	Contingent liabilities continued
33.1	Litigation continued

Legal review of Sasol Gas National Energy Regulator of South Africa (NERSA) maximum price decision (March 2013, November 2017 and July 2021)

Following the legal review applications in terms of which the 2013 and 2017 NERSA Maximum Gas Price (MGP) decisions were overturned, NERSA in 2020 adopted a MGP Methodology in terms of which MGP for Sasol Gas is determined with reference to international benchmark prices. Pursuant to the Sasol Gas price application submitted to NERSA in December 2020, NERSA, on 6 July 2021 published its MGP decision in which it approved MGPs for Sasol Gas for the period from 2014 up to 2021 and determined how the maximum gas prices are to be determined for 2022 and 2023. With effect from 1 September 2021 Sasol Gas adopted a revised actual gas price methodology in terms of its supply agreements with customers in order to comply with the 2021 NERSA MGP decision.

In December 2021 the Industrial Gas Users Association of Southern Africa (IGUA-SA) launched a legal review application in which it seeks to overturn the 2021 NERSA MGP decision that approved MGPs for Sasol Gas for the period from 2014 – 2023. Both NERSA and Sasol Gas opposed this further litigation. The matter was heard by the High Court in May 2023. On 20 June 2024 the court handed down its decision to grant the review application. In its order the court overturned the 2021 NERSA MGP decision and remitted the matter back to NERSA to take a new MGP decision. Sasol Gas brought an application for leave to appeal the decision by the High Court, which application was granted on 2 June 2025. The appeal will now proceed to the Supreme Court of Appeal and a hearing date for the appeal will be set in due course. An adverse outcome in this litigation could potentially lead to liability on the part of Sasol Gas, the extent of which is undeterminable as at 30 June 2025.

Competition Commission referral to Competition Tribunal of Gas Price complaints

During 2022 certain customers of Sasol Gas submitted complaints to the Competition Commission relating to alleged pricing conduct prohibited by the South African Competition Act, 1998 (Act No 89 of 1998). Sasol Gas launched a review application in the Competition Appeal Court to overturn the decisions by the Competition Commission relating to its investigation of the complaints as it relates to the gas prices because in terms of the Gas Act, NERSA is the industry regulator with the applicable jurisdiction for the regulation of gas prices in the South African piped gas market as long as there is inadequate competition in the market. This application was dismissed by the Competition Appeal Court (CAC) on 5 March 2024. On 22 July 2024 the Constitutional Court dismissed the Sasol Gas application for leave to appeal the decision of the CAC. The referral on 10 July 2023 by the Competition Commission of the price complaints will proceed before the Competition Tribunal. The exchange of pleadings in the matter has closed and Sasol Gas is preparing for the hearing of the matter, the date of which will be determined in due course.

33	Contingent liabilities continued
33.1	Litigation continued

Sasol Oil (Pty) Ltd and TotalEnergies Marketing South Africa (Pty) Ltd (Total) v Transnet SOC Ltd (Transnet) – Crude Oil Transportation Tariff dispute

Sasol Oil uses the crude oil pipeline owned by Transnet Pipelines to transport crude oil to Natref for processing and is charged for this service at a specific crude oil tariff. This tariff was historically determined through a commercial agreement between the Parties, which agreement also included the so-called Variation Agreement relating to the inland nature of the Natref refinery. After the tariffs started to be determined by NERSA in terms of the Petroleum Pipelines Act, 2003 (Act 60 of 2003) a dispute arose between the parties regarding the tariff applicable to the conveyance of crude oil.

In September 2017, Sasol Oil issued summons against Transnet for damages resulting from the difference between the transportation costs that should have been charged by Transnet in terms of the Variation Agreement compared to the tariffs that were actually charged by Transnet in terms of the NERSA approved tariffs. The NERSA approved tariffs do not distinguish between the tariff for crude oil and the tariff for refined products. The other user of Natref during the same period, Total South Africa, instituted legal proceedings of a similar nature against Transnet in 2013.

Transnet defended the matter. Sasol Oil and Total’s actions were consolidated and the parties have been involved in the legal proceedings over several years. The High Court ruled on the merits of the matter in favour of Sasol Oil and Total in its decision of 9 October 2020. As part of Transnet’s appeal against this decision, the Constitutional Court on 21 June 2022 concluded that the Variation Agreement was validly terminated on 13 September 2020 but dismissed the remainder of the Transnet appeal.

The High Court litigation regarding the quantum of these claims was concluded in May 2024. On 18 June 2024, the High Court handed down judgment in Sasol Oil’s and Total’s favour. In terms of that judgement, the Court awarded damages in the amount of R3,9 billion to Sasol Oil plus interest. Sasol did not recognise the awarded damages in its financial statements for the year ended 30 June 2024 as the outcome of the legal process remained subject to appeal and was therefore not the final conclusive decision in the matter. After Transnet’s applications for leave to appeal this High Court judgment was dismissed by the High Court and the Supreme Court of Appeal (SCA) respectively. Transnet subsequently brought an application for the SCA to reconsider its application for leave to appeal. The effect of this reconsideration application was that the High Court judgement against Transnet, remained suspended.

After the High Court judgement in 2020 mentioned above, Sasol Oil and Total proceeded to apply their own calculation of the corrected crude oil tariff in line with the High Court judgement and made payment for crude oil conveyance from December 2020 in accordance with this calculation. The calculation has been adjusted for each tariff year. These payments were made at the reduced tariff and therefore constituted a shortfall to Transnet in respect of the tariff invoiced by Transnet over this period. In July 2022, Transnet instituted legal proceedings against Sasol Oil for payment of R855 million (exclusive of VAT) plus interest. Sasol Oil defended these proceedings.

Pursuant to Transnet’s threats to not accept crude oil orders from Sasol Oil unless Sasol Oil makes payment of the full NERSA tariff on a pre-payment basis, Sasol Oil agreed with Transnet to make payment of Transnet’s invoices in full in respect of crude oil conveyance from 1 June 2023, but under protest so as to not compromise the legal proceedings. Sasol Oil had subsequently raised a payable for the shortfall according to Transnet’s formula for the period up to 1 June 2023. The trial in this matter took place from July to August 2024. Judgment in the matter remained pending.

Sasol Oil and Transnet engaged in a mediation process to finally resolve the on-going disputes. On 18 May 2025, the Parties signed an agreement to settle their respective disputes, which became effective on 23 May 2025 after all the suspensive conditions were met. In terms of this settlement agreement, Transnet made a net payment to Sasol Oil of R4,3 billion (exclusive of VAT) on 30 June 2025 in full and final settlement of the abovementioned legal proceedings and Transnet withdrew its claim against Sasol Oil in respect of which the Court judgment was still pending. Refer to note 5 for details on the recognition of the amount received from Transnet on 30 June 2025. This matter is now closed.

33	Contingent liabilities continued
33.1	Litigation continued

In June 2023, Sasol Oil also launched a legal review application against the 2023/4 Transnet Tariff approval by NERSA to set the NERSA decision aside in which NERSA persisted with a single tariff and did not differentiate between the tariffs for crude oil and white product conveyance respectively. Sasol Oil also brought a review application against the 2024/5 Transnet Tariff approval by NERSA on the similar grounds. These legal review applications are ongoing and Sasol Oil’s application in respect of NERSA’s 2023/4 Transnet Tariff approval was heard by the High Court from 4 to 6 August 2025. The court reserved judgement and will hand down its decision in the matter in due course. NERSA’s decision, published on 11 April 2025, in respect of Transnet’s Pipeline Tariff Application for 2025/6 and 2026/7, also does not comply with the requirements of the Petroleum Pipelines Act. In the circumstances, it is likely that Sasol Oil will need to bring another legal review application to overturn NERSA’s decision for the 2025/6 and 2026/7 pipeline tariffs. Sasol Oil will, through the NERSA tariff setting process, continue to pursue a fair and non-discriminatory tariff for the conveyance of crude oil by Transnet.

Clause 12A application

Our emission sources at our operations in South Africa are regulated in accordance with atmospheric emission licences (AELs) which are based on the Minimum Emission Standards (MES) published in terms of section 21 of the National Environmental Management: Air Quality Act, 39 of 2004 (NEMAQA).

We previously reported that Sasol sought a dispensation in terms of Clause 12A of the MES for the Sulphur Dioxide (SO2 ) emissions from the boilers at the steam plants at our Secunda Operations (SO) to be regulated under alternative load-based emissions standards from 1 April 2025 onwards. The application was initially declined by the National Air Quality Officer (NAQO) and Sasol subsequently filed an appeal to the Minister of Forestry, Fisheries and the Environment (the Minister) in July 2023. On 5 April 2024, the Minister issued her decision in which she upheld Sasol’s appeal, set aside the decision of the NAQO and permitted that load-based limits be applied from 1 April 2025 up to 31 March 2030. On 25 July 2024 Sasol was notified of the Minister’s further decision determining concentration-based limits to apply with the load-based limits previously granted in parallel. SO’s AEL was accordingly varied on 28 February 2025 to give effect to the above and enable continued lawful operations from 1 April 2025 to 31 March 2030. SO achieved a milestone in submitting a required independent consultant report to the NAQO, the local licensing officer and on Sasol’s website for public access regarding its compliance with the load-based and concentration based limits for SO2 emissions from the boilers at the steam plants. The first monthly report for April confirmed compliance with the load-based and concentration-based limits. Further monthly reports will subsequently be submitted in a similar vein.

The Minister’s decisions do not expressly refuse or grant a load-based dispensation beyond 31 March 2030, although this has been requested by Sasol in our initial application and appeal. The implementation of the integrated roadmap, as a condition of the decision, is contingent on SO2 also being regulated on a load-based limit beyond 31 March 2030. In light of this open issue and the conditions of the Minister’s decisions, a further dispensation is likely to be required as available in law, the outcome of which cannot be guaranteed.

Other litigation matters

From time to time, Sasol companies are involved in other litigation and similar proceedings in the normal course of business.

A detailed assessment is performed on each matter and a provision is recognised where appropriate. Although the outcome of these proceedings and claims cannot be predicted with certainty, the Company does not believe that the outcome of any of these cases would have a material effect on the Group’s financial results.

33	Contingent liabilities continued

33.2Competition matters

Sasol continuously evaluates its compliance programmes and controls in general, including its competition law compliance programmes and controls. As a consequence of these compliance programmes and controls, including monitoring and review activities, Sasol has adopted appropriate remedial and/or mitigating steps, where necessary or advisable, lodged leniency applications and made disclosures on material findings as and when appropriate. These ongoing compliance activities have already revealed, and may still reveal, competition law contraventions or potential contraventions in respect of which we have taken, or will take, appropriate remedial and/or mitigating steps including lodging leniency applications.

33.3Environmental orders

Sasol’s environmental obligation accrued at 30 June 2025 was R14 112 million compared to R16 524 million at 30 June 2024.

Although Sasol has provided for known environmental obligations that are probable and reasonably estimable, the amount of additional future costs relating to remediation and rehabilitation may be material to results of operations in the period in which they are recognised. It is not expected that these environmental obligations will have a material effect on the financial position of the Group.